Exhibit 99.01

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities in November 2022

Categories of investor relation activities	☐ Specific object survey	☑ Performance briefing
	☐ Media interview	☑ Analyst meeting
	☐ Press conference	☐ Roadshow
	☐ Site visit	☑ Others (investor presentation)
Date	November 2022
Venue	Conference calls & In-person meetings
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relation activities
I. Company Introduction: Senior Management of ACM Research (Shanghai), Inc. (the “Company”) briefly described the performance of the Company for the third quarter of 2022, and answered questions of concern by investors.

II.  Q&A:

1. What about the progress of equipment delivery and verification to international customers, as well as the development of new international customers this year?
A: At present, the Company has delivered 1 set of ECP, 3 sets of PR cleaning equipment and 1 set of single wafer cleaning equipment to the fabs of international customers in China, and 2 sets of single wafer cleaning equipment to a leading customer in the U.S., with the evaluation effort going smoothly. The international sales team is actively exploring major additional customer opportunities in Taiwan, China, South Korea and Europe.

2. What is the reliance of electroplating equipment, ALD and other new and old equipment on parts from the U.S.? Is there any alternative for the parts in Mainland China, Japan, Europe and South Korea?
A: On the whole, parts from the U.S. account for around 5% to 10% of the bill of materials for Company tools. Among them, at a high level, electroplating equipment has limited reliance on components from the U.S. We believe alternative sources of supply are available for other tools, which will require time for verification on the production line.

3. What roles do plants in Mainland China and South Korea play in R&D and manufacturing, and what further products will be manufactured by the plants in South Korea in the future?
A: Our biggest plants are in Mainland China, followed by those in South Korea. The Korean plants are set up for the purpose of withstanding natural disaster risks and enhancing the Company’s ability for sustainable operation, which can be used to manufacture single wafer systems, wet bench cleaning equipment and furnace equipment, and to manufacture two brand new categories of equipment in the future.

4. How about the verification of ALD equipment at the customer end, and what are the sales expectations for furnace equipment next year?
A: The equipment was delivered to the customer in September this year and is under verification, which is estimated to be completed in 2023. Regarding our expectations for sales of furnace equipment next year: we have both repeat and new customer orders for high-vacuum alloy annealing furnace, LPCVD, high-temperature diffusion-oxidation furnace and ALD equipment. We expect that next year we will see strong growth for sales of furnace equipment.

5. What is the proportion of wet bench equipment in the Company’s cleaning equipment business? How about the gross margin of such equipment?
A: The sales of wet bench equipment in the Company’s cleaning equipment business have grown rapidly, we believe making the Company a leader in the field of 12-inch wet bench cleaning equipment in China. However, in terms of sales proportion, single wafer equipment is larger than wet bench equipment. Wet bench cleaning equipment has a lower gross margin compared with single wafer cleaning equipment.

6. Whether the “go global” strategy will be substantially hindered after the new U.S. export controls, for example, whether the development of customers from the U.S. will slow down?
A: The Company will continue to facilitate globalization by actively utilizing the structure of listing in China and the U.S. The Company plans to speed up the construction of its R&D and production center in South Korea, focus on broad/multi-product strategic cooperation with international customers, and accelerate efforts on advanced process semiconductor equipment and process verification with internationally leading customers. At present, we do not believe the new U.S. export regulations impose restrictions on our target customers outside of China, and thus we do not expect a material impact on the Company from the new regulations in developing the global market.

7. What are the technical barriers and difficulties for the Company’s semiconductor equipment? What are the advantages of SAPS cleaning technology, TEBO cleaning technology and TAHOE single wafer and wet bench combined cleaning technology independently developed by the Company? Are they difficult to be imitated?
A: The challenge faced by cleaning technology lies in the increased challenges to scale production and support more advanced production nodes. Moreover, the technology is still advancing and improving through innovation, and the chemical temperature is also increasing. As a result, cleaning equipment suppliers need to have a comprehensive knowledge base. At present, we believe only two or three companies have outstanding performance in cleaning equipment. For cleaning equipment, we believe only a limited number of suppliers will be capable of supporting customers, particularly for more high-end and difficult solutions.

The SAPS cleaning technology and TEBO cleaning technology independently developed by the Company are patented, and we believe without copy so far. In terms of advantage, SAPS cleaning technology can be used to clean the flat structure, which works particularly well for cleaning small particles; TEBO cleaning technology is mainly used for cleaning three-dimensional structures by applying bubble oscillations formed by megasonic waves, with innovation in response to the characteristics of megasonic waves to prevent bubbles from popping or exploding. TAHOE single wafer and wet bench combined or ‘hybrid’ cleaning technology is the first technology that combines wet bench and single wafer, and results in a reduced consumption of sulfuric acid by 50% to 80%, while achieving the same cleaning performance of single wafer using sulfuric acid. Research, development and verification have been completed in Shanghai for this technology. The Company has obtained patents for all of the above cleaning equipment technologies. We believe the increasingly stringent IP rights protections limit the risk of our products being imitated.

8. Will electroplating equipment continue to grow next year? How about customer development?
A: This year, the Company has reported good sales of copper plating equipment, with significantly increased output compared with last year, mainly due to strong orders from a front-end customer and an order of 10 sets in batch from a packaging customer. In terms of customer development, the Company obtained repeated orders from a Taiwan-funded enterprise this year. On the whole, we expect that our copper plating equipment will continue to grow next year.

9. What is the structure of the Company’s cleaning equipment in the Company’s revenue in the future, and whether it will go overall downward?
A: The Company originally only had single wafer cleaning equipment, and subsequently introduced wet bench cleaning equipment in 2019. In October of last year, the Company’s single wafer cleaning equipment had a total output of 2,000 chambers, and in November of this year, it had a total output of 3,000 chambers, showing a rapid growth on single wafer equipment during more than a year. Meanwhile, this year, a certain number of orders for the Company’s cleaning equipment came from wet bench equipment, and the proportion of overall sales of cleaning equipment remains at about 70%.

10. How about the growth of cleaning equipment as primary business in the next two years? Can a high growth rate be maintained? How to drive it?
A: There are two main driving forces for cleaning equipment. The first lies in the throughput of wet bench cleaning equipment in the mature process. Whether from the technology or the customer feedback, the Company’s cleaning equipment leads in the 12-inch area in China, which is expected to keep growing in the future. The other lies in the field of advanced process. The supercritical carbon dioxide drying technology is the most advanced in today’s cleaning equipment, which also represents the peak of the core cleaning technology required for new 3D structures in the future. The Company expects to launch this technology in both domestic and international markets in the future, with broad market space. At the same time, we believe the Company has a complete range of cleaning equipment. In the future, the Company hopes to achieve 50% of the market share domestically in China and about 20% to 30% worldwide.

11. How do you think of the market size and space for wet bench and single wafer in the next 3 to 5 years?
A: We believe the single wafer equipment will be increasingly used in more advanced nodes. Specifically, for 45nm and above, we believe the wet bench equipment will account for about 80%, and the single wafer about 20%; in return, for 28nm and below, we believe the single wafer will account for about 80%, while the wet bench about 20%. At present, we believe the production line of mature processes in China is still expanding. The Company is optimistic about the development of 45nm and 28nm processes in China in the next 3 to 5 years.

12. How can the Company maintain its competitive advantage in the future packaging market?
A: Affected by the downturn of the economic environment, the demand for advanced packaging tools has slowed down, resulting in slower growth of the Company in this category. Nevertheless, we expect growth to resume with the economic recovery. The Company offers a comprehensive product line of packaging equipment, and meanwhile has a unique position in the domestic and international markets, with one-stop sales advantages, complete products and strong market competitive strengths.

13. Does the Company have any change in orders from and delivery to customers? Will they be slowed down?
A: As with the past several years, ACM Research, Inc., the Company’s controlling shareholder, plans to provide its outlook for annual sales in early January.  As discussed on our Q3 investor call, the Company plans for growth due to contribution from new products, incremental contribution from international markets, and our expectation for continued spending on mature nodes in China. In light of the above factors, we do not expect the ups and downs of the overall global market next year to have a material impact on the Company.

14. Foreign robotic arms still have stronger performance overall. What is the specific gap between domestic and foreign robotic arms?
A: On the whole, we believe the robotic arms made by China-based firms have been good. The reason for the gap lies in the comparatively later entry into this field by domestic enterprises, and it will require time to verify their products for reliability, accuracy and repeatability. We believe that in the near future, robotic arm products made in China will be able to catch up with those abroad.

15. Which processes are developed under the cooperation between the teams of China and those of South Korea?
A: The furnace equipment, Track, and the new product category that has yet to be announced, are all jointly developed by the Korean team and the Chinese team of the Company, which combines the strengths from both teams. In light of the present situation, we believe both teams work quite well with each other on supply chain and talent echelon, with R&D progressing at a relatively satisfactory manner. In addition, ACM Research Korea CO., LTD. is a wholly-owned subsidiary of the Company, which is less subject to import and export control.

16. Will the progress be dragged by both R&D teams in China and South Korea when conducting new technology R&D? Are there any problems in management?
A: The situation has not occurred to the Company. The IP is jointly developed and owned by both teams. Meanwhile, the Korean team is required by the Company to seek to be the best in technology and achieve differentiated innovation, without taking shortcuts by copying.

17. The Company has sped up the development of international customers strategically in response to the Chips Act. Can you give a detailed introduction of the relevant overseas customers? For example, is the production line of megasonic cleaning equipment advanced?
A: All products sold overseas are for advanced production lines. The Company approached overseas customers with the aim of selling advanced process equipment. The international route will need to be broadened to enable the Company’s differentiated equipment to contribute to the most advanced process production line. In the future, the Company plans to accelerate its efforts to develop overseas customers, with 90% of its equipment expected to enter the global market.

18. How will the latest restriction act of the U.S. affect the Company’s officers and core technicians as well as its subsequent production? How about the current backlog orders?
A: First of all, the Company’s technologies are mainly developed in Shanghai, and some of them are jointly developed with the Korean team of ACM Research Korea CO., LTD., the Company’s wholly-owned subsidiary, so the technologies are less subject to the latest U.S. export controls. Secondly, the Company’s R&D team members are all Chinese or Korean. Finally, constant efforts are made to seek new channels for the procurement of components and spare parts. Therefore, we expect the direct impact on the Company to be relatively limited.

For backlog orders, please refer to the announcement on backlog orders disclosed by the Company on October 14, 2022.

Encl.: List of Participants
Balyasny Asset Management
Capital Group
First State
Hel Ved Capital Management Limited
Marco Polo Fund
Pall Corporation
Pleiad Investment
Point72 Asset Hong Kong Limited
Polymer
Ontario Teachers’ Pension Plan (Asia) Limited
Allianz Securities Investment Trust Co., Ltd.
Essence Fund Management Co., Ltd.
Essence Securities Co., Ltd.
Ernst & Yong Hua Ming (LLP)
Baijia Fund Management Co., Ltd.
Aeon Insurance Asset Management Co., Ltd.
Baoying Fund Management Co., Ltd.
Beijing Heju Investment Management Co., Ltd.
Beijing Suncapital Co., Ltd.
Beijing Hou Xian Investment Management Company Limited
Beijing Jiusongshanhe Investment Fund Management Co., Ltd.
BEIJING JUHAO INVESTMENT CO. LTD.
Beijing Shennong Capital Management Co., Ltd.
Shuiyin CAPITAL Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.
Beijing Longrising Asset Management Co., Ltd.
BlackRock Asset Management Co., Ltd.
Bosera Fund Management Co., Ltd.
Bohai Huijin Securities Asset Management
Brilliance Asset Management Limited
Caitong Securities Co., Ltd.
Chuangjin Hexin Fund Management Co., Ltd.
Purekind Fund Management Co., Ltd.
Dacheng Fund Management Co., Ltd.
Da Dao Global Limited
Dajia Asset Management Co., Ltd.
Tebon Fund Management Co., Ltd.
Tebon Securities Co., Ltd.
Deqing Yuyang Investment Partnership (L.P.)
Shanghai DIJUN Asset Management Center (Limited Partnership)
Northeast Securities Co., Ltd.
Oriental Alpha Fund Management Co., Ltd.
Orient Securities Company Limited

Soochow Securities Co., Ltd.
DH Fund Management Co., Ltd
FountainCap Research & Investment (Hong Kong) Co., Limited
Prudence Investment Management (Hong Kong) Limited
Founder Securities Co., Ltd.
Fengyan Investment Management (Shanghai) Co., Ltd.
Pramerica Fosun Life Insurance Co., Ltd.
FIL Investment Management (Shanghai) Company Limited
Fullerton Investment Management Co., Ltd.
Fullgoal Fund Management Co., Ltd.
Franklin Templeton SinoAm Investment Trust Co., Ltd.
Furong Fund Management Co., Ltd.
ICBC Credit Suisse Asset Management Co., Ltd.
Everbright Pramerica Fund Management Co., Ltd.
Everbright Fortune Evertop Investment Management (Shanghai) Co., Ltd.
Everbright Wealth Management Co., Ltd.
Everbright Securities Company Limited
GF Fund Management Co., Ltd.
GF Securities Co., Ltd.
CGB Wealth Management Co., Ltd.
Guangzhou WinTop Investment Consulting Co., Ltd.
GUODU SECURITIES Co., Ltd.
Gfund Management Co., Ltd.
Sinolink Securities Co., Ltd.
Guolian Securities Co., Ltd.
Golden Sun Securities Co., Ltd.
China Life Capital Investment Limited
Guotai Junan Securities Co., Ltd.
Guotai Securities Investment Trust Co., Ltd.
UBS SDIC Fund Management Co., Ltd.
Guoxin Investment Co., Ltd.
Huarong Securities Co., Ltd.
Guosen Securities Co., Ltd.
Hainan Guoshi Capital Management Co., Ltd.
Evolution asset management
Hainan Zexing Private Equity Fund Management Co., Ltd.
Haining Shibei Investment Management Partnership (L.P.)
Haitong International Securities Group Limited
Haitong Securities Co., Ltd.
HZBANK Wealth Management Co., Ltd.
Hangzhou Chonghe Investment Management Partnership (L.P.)
Focusbridge Investments Limited Co., Ltd.
Hongkang Life Insurance Co., Ltd.
Sequoia Capital Investment Management Co., Ltd.

Red Earth Innovation Fund Management Co., Ltd.
Huaan Fund Management Co., Ltd.
Hua’an Securities Co., Ltd.
Guizhou Huachuang Securities Broker Co., Ltd.
China Resources Yuanda Fund Management Co., Ltd.
Huatai Financial Holdings Co., Ltd.
Huatai Securities Co., Ltd.
Huaxi Securities Co., Ltd.
Huaxi Asset
China Asset Management Co., Ltd.
China Everwin Asset Management Co., Ltd.
China Future Capital Group Co., Ltd.
HSBC Jintrust Fund Management Company Limited
HSBC Qianhai Securities Co., Ltd.
Amundi BOC Wealth Management Co., Ltd.
China Universal Asset Management Co., Ltd.
Huisheng Fund Management Co., Ltd.
Harvest Fund Management Limited
CCB Financial Asset Investment Co., Ltd.
CCB Pension Management Co., Ltd.
Jiangsu Winfast Investment Holding Group Co., Ltd.
Jiangsu YangZheng Private Fund Co., Ltd.
Invesco Great Wall Fund Management Co., Ltd.
Nine Thai Fund Management Co., Ltd.
Junyi Investment
V. Stone Fund Co., Ltd.
KEYWISE CAPITAL MANAGEMENT (HK) LIMITED
Orchid Asia Management Company Limited
Minsheng Royal Fund Management Co., Ltd.
Minsheng Securities Co., Ltd.
Expecta Capital Limited
Jpmorgan Chase Bank (China) Company Limited
Morgan Stanley Huaxin Fund Management Company Limited
China Southern Asset Management Co., Ltd.
Nanfang Tianchen (Beijing) Investment Management Co., Ltd.
Nanjing Securities Co., Ltd.
High-Flyer Quant Investment Management (Ningbo) L.P.
Ningbo Meishan Free Trade Port Haojun Investment Management Co., Ltd.
Pengyang Asset Management Co., Ltd.
Ping An Annuity Insurance Company of China, Ltd.
Ping An Bank Co., Ltd.
Ping An Securities Co., Ltd.
Ping An Asset Management Co., Ltd.
AXA SPDB Investment Managers

CloudAlpha Capital Management Limited
First Seafront Fund
Picc Asset
Credit Suisse AG
Mizuho Securities Co., Ltd.
Oakwise Capital Management Limited
Credit Suisse Securities China Limited
UBS Securities Co., Ltd.
UBS Asset Management (Shanghai) Limited
Ruixin (Beijing) Asset Management Co., Ltd.
Rui Yuan Fund Management Co., Ltd.
Cephei Capital
Shanghai Binyuan Asset Management Co., Ltd.
Shanghai Chenxiang Private Equity Fund Management Co., Ltd.
Shanghai Chen Yan Asset Management Center (L.P.)
Shanghai Chongyun Private Equity Fund Management Co., Ltd.
Shanghai Danyi Investment Management Partnership
Dingfeng Asset Management Co., Ltd.
Shanghai Dingsa Asset Management Co., Ltd.
Orient Securities Asset Management Company Limited
Shanghai Hillview Private Equity Fund Management Co., Ltd.
Shanghai Fuying Investment Management Co., Ltd.
Perseverance Asset Management (Limited Partnership)
Shanghai Genxi Private Equity Fund Management Co., Ltd.
Shanghai Goomoo Investment Management Co., Ltd.
Shanghai Guosheng (Group) Co., Ltd.
Haitong Asset Management Co., Ltd.
United Advance Capital Company Limited
Shanghai Hongshang Assets Management Center (Limited Partnership)
Shanghai Jinen Investment Co., Ltd.
Shanghai Genius Investment Management Co., Ltd.
Shanghai Eureka Investment Partner Co., Ltd.
Shanghai Greenwoods Asset Management Co., Ltd.
Shanghai Longlife Investment Co., Ltd.
Shanghai Jiuyou Equity Investment Fund Management Co., Ltd.
Shanghai Lingren Private Equity Fund Management Partnership (L.P.)
Shanghai Lingze Private Fund Management Co., Ltd.
Shanghai Everlead Private Equity Fund Management Co. Ltd.
Shanghai Miyuan Investment Management Company
Shanghai Minghe Investment Management Co., Ltd.
Shanghai Muchasset Management Co., Ltd.
Shanghai Panjing Investment Management Center (Limited Partnership)
PENGTAI
Pawoof Asset Management

Shanghai Pertrust Capital Co., Ltd.
Shanghai Qingfund Asset Management Center
Shanghai Senjin Investment Management Co., Ltd.
Shanghai Shangjin Investment Management Partnership (Limited Partnership)
Shanghai Elegant Investment Co., Ltd.
SWS RESEARCH CO., LTD
Shanghai Shenzhi Asset Management Partnership (L.P.)
Shanghai Megatrust Investment Management Co., Ltd.
Shanghai Tai Yang Asset Management Ltd.
Shanghai Tinny investment Co., Ltd.
Shanghai Tongxiao Investment Development Center (Limited Partnership)
WATCHDOG CONSULTING
Bank of Shanghai Co., Ltd.
Shanghai Foresight Investment Co., Ltd.
Shanghai Loyal Valley Capital Industrial Co., Ltd.
Shagnhai Zhongyu Investment Co., Ltd.
EXC Capital Management Co., Ltd.
China International Fund Management Co., Ltd.
Shenwan Hongyuan Securities
SHENZHEN WISDOM ASSET MANAGEMENT CO., LTD.
Shenzhen Comein Finance Technology Co., Ltd.
Shenzhen Foxon Investment Management Co., Ltd.
Shenzhen Qianhai Chengshi Fund Management Co., Ltd.
Shenzhen Haiya Financial HOLDINGS Co., Ltd.
Shenzhen Country Garden Venture Capital Co., Ltd.
Eastern Bay Asset Management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Commando Capital Management Co., Ltd.
Shenzhen Kunhou Private Equity Investment Fund Management Co., Ltd.
Shenzhen Eagle Investment Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Cowin Capital
Shenzhen Kwt Co., Ltd.
Shenzhen Zhichenghaiwei Equity Investment Fund Management Co., Ltd.
Shenzhen China Alpha Investment Research Co., Ltd.
Shenzhen Zoomtrend Investment Management Co., Ltd.
Shengyong Private Equity Fund Management (Shanghai) Co., Ltd.
SCHRODERS GROUP CO., LIMITED
BOCOM Schroder Wealth Management
Capital Securities Corporation Limited
Suyin Financial Management Co., Ltd.
Suzhou Jifeng Private Investment Fund Co., Ltd.
CPIC Assets
Taikang Asset Management Co., Ltd.

Tianhong Innovation Assets Management Co., Ltd.
Yixinan Asset Management Co., Ltd.
Tiansun Investment Management Consulting (Shanghai) Co., Ltd.
Zhejiang Silicon Paradise Asset Management Group
Western Securities Co., Ltd.
Tibet Dongcai Fund Management Co., Ltd.
Tibet Hezhong Yisheng Investment Management Co., Ltd.
Tibet Yuancheng Investment Management Co., Ltd.
Southwest Securities Co., Ltd.
Franchise Fund
SYNCICAP Asset Management Limited
Xincheng Fund
Cinda Securities Co., Ltd.
Xinghua Fund Management Co., Ltd.
Industrial Bank Co., Ltd.
Xingyin Financial Management Co., Ltd.
Symbol Investment (Shanghai) Co., Ltd.
Minan Property and Casualty Insurance Company Limited Sunlight Asset Management Co., Ltd
TEN ASSET MANAGEMENT LIMITED
Yimi Fund Management Co., Ltd.
Yinhua Fund Management Co., Ltd.
Infore Capital Management CO., Ltd.
Yongan Guofu Asset Management Co., Ltd.
Maxwealth Fund Management Company Limited
Finsights Fund Management Co., Ltd.
MASTERLINK SECURITIES (HONG KONG) CORPORATION LIMITED
Longrising
Yuanxin (Zhuhai) Private Equity Fund Management Co., Ltd.
Yuanxin Investment
Sino-Ocean Capital Investment Co., Ltd.
Changan Xinsheng (Shenzhen) Financial Investment Co., Ltd.
China Greatwall SECURITIES Co., Ltd.
Changjiang Pension Insurance Co., Ltd.
Changjiang Securities Company Limited
Changsheng Fund Management Co., Ltd.
Changxin Fund
China Merchants Securities Co., Ltd.
Zhejiang Xuncent Asset Management Co., Ltd.
Zheshang Securities Co., Ltd.
Zhengzhou Yunshan Investment Management Ltd.
Zhongdianke Investment Holding Co., Ltd.
China International Capital Corporation Limited
China Internet Investment Fund Management Co., Ltd.

PICC Asset Management Company Limited
China Pacific Insurance (Group) Co., Ltd.
China Galaxy Securities Co., Ltd.
Zhonghai Fund Management Co., Ltd.
AVIC Fund Management Co., Ltd.
CICC Fund Management Co., Ltd.
Zhongqingxinxin Asset Management Co., Ltd.
Zhongrongding (Shenzhen) Investment Co., Ltd.
Zhongrong Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
China Securities Co., Ltd.
CITIC Securities Co., Ltd.
BOC International Securities Co., Ltd.
BOC Samsung Life Insurance Co., Ltd.
China Post Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
China Re Asset Management Co., Ltd.
CSCI Capital Management Co., Ltd.

*          *          *
The following information is provided in connection with the furnishing of the above Record of November 2022 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Trademarks
SAPS and TEBO are trademarks of ACM Research, Inc. For convenience, these trademarks appear in the Record without ™ symbols, but that practice does not mean that ACM Research, Inc. will not assert, to the fullest extent under applicable law, its rights to the trademarks.

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.